MET INVESTORS SERIES TRUST

SUPPLEMENT DATED JANUARY 4, 2017

TO THE

PROSPECTUS DATED MAY 1, 2016, AS SUPPLEMENTED

HARRIS OAKMARK INTERNATIONAL PORTFOLIO

Effective immediately, Michael L. Manelli serves as a Portfolio Manager of the Harris Oakmark International Portfolio (the “Portfolio”), a series of Met Investors Series Trust. The following changes are made to the prospectus of the Portfolio.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers

David G. Herro, CFA, Deputy Chairman, Chief Investment Officer—International, and Michael L. Manelli, CFA, Vice President, have managed the Portfolio since 2003 and 2017, respectively.

In the section entitled “Additional Information About Management,” the fifth paragraph in the subsection entitled “The Subadviser” is deleted in its entirety and replaced with the following:

David G. Herro, CFA, Deputy Chairman, Chief Investment Officer—International, and Michael L. Manelli, CFA, Vice President, manage the Portfolio. Mr. Herro joined Harris in 1992 as a portfolio manager and analyst. Mr. Manelli joined Harris in 2005 and is a portfolio manager and analyst.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE